Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of 3CI Complete Compliance Corporation (the “Company”) for the quarter ended December 31, 2004, as filed with the Securities and Exchange Commission (the “Report”), I, Otley L. Smith III, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2005	/s/ Otley L. Smith III
Otley L. Smith III
President and Chief Executive Officer